SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 3

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 1999
                                                  ------------------------------

                             Grace Development, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Colorado                             0-25582                        84-1110469
--------------------------------------------------------------------------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                       Number)

1690 Chantilly Drive, Atlanta, Georgia                                30324
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (404) 633-3831
                                                    ----------------------------

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE ACT AND SECTION 21E OF THE EXCHANGE ACT. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE REGISTRANT'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE REGISTRANT BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            (1) Audited Financial Statements of New Millennium Multimedia, Inc. for the Year Ended December 31, 1998 and Avana Communications Corporation for the Fiscal Year ending December 31, 1998 and 1997. Filed with the Commission on November 16, 1999 in Amendment No. 1 to the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference.

            (2) Unaudited Financial Statements for New Millennium Multimedia, Inc. for the period January 1, 1999 through June 30, 1999 and Unaudited Financial Statements of Avana Communications Corporation for the period January 1, 1999 through May 5, 1999. Filed with this report.

      (b) Pro Forma Financial Information. Filed with the Commission on December 8, 1999 in Amendment No. 2 to the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference.

      (c)   Exhibits.

      2.1 Agreement and Plan of Merger dated as August 20, 1999 (filed with the Commission with the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference).

      20.1 Registrant's Information Statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, filed by the Registrant on August 27, 1999, as amended on September 24, 1999 and October 7, 1999 (filed with the Commission on August 27, 1999, September 24, 1999 and October 7, 1999, and incorporated herein by reference).

      23 Consent of Smith & Radigan (filed with the Commission on November 16, 1999 in Amendment No. 1 to the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GRACE DEVELOPMENT, INC.

                                        By: /s/ Ronald McCallum
                                            ------------------------------------
                                            Ronald McCallum
                                            Chief Financial Officer & Secretary

Dated as of December 28, 1999

                                                                    Item 7(a)(2)

              INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                       OF NEW MILLENNIUM MULTIMEDIA, INC.

Unaudited Condensed Consolidated Balance Sheet at June 30, 1999

Unaudited Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1999

Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1999

Unaudited Consolidated Statement of Stockholders' Equity for the Six Months Ended June 30, 1999

Notes to Unaudited Pro Forma Consolidated Financial Statements for the Six Months Ended June 30, 1999

              Unaudited Condensed Consolidated Balance Sheet of
                         New Millennium Multimedia, Inc.
                                at June 30, 1999

    Assets
                                                                      Unaudited
                                                                       June 30,
                                                                         1999
                                                                      ---------
Current assets
  Cash                                                                $ 101,839
  Accounts receivable                                                       200
  Prepaid expense                                                         1,650
                                                                      ---------
    Total current assets                                                103,689

Property and equipment, at cost
  Leasehold improvements                                                 10,381
  Furniture and fixtures                                                 10,504
  Equipment and software                                                262,001
  Less:  accumulated depreciation and amortization                       (6,668)
                                                                      ---------
                                                                        276,218
                                                                      ---------

Other assets
  Other non-current assets                                               25,011
  Escrow deposit                                                         38,000
  Goodwill, net of accumulated amortization of $16,355                  516,629
                                                                      ---------
                                                                        579,640

                                                                      $ 959,547
                                                                      =========

    Liabilities and Stockholders' equity

Current Liabilities
  Accounts payable and accrued expenses                               $ 172,197
  Unearned revenue                                                      177,659
  Advance from stockholders                                               1,699
  Note payable                                                          450,000
  Current portion of obligations under capital lease                     16,756
                                                                      ---------
    Total current liabilities                                           818,311

Obligations under capital lease, net of current portion                 132,143

Stockholders' equity
  Common stock - $1 par value:1,000,000 shares
    Authorized - 548,824 issued and outstanding                         548,824
  Additional paid-in capital                                                 --
  Accumulated deficit                                                  (539,731)
                                                                      ---------
                                                                          9,093

                                                                      $ 959,547
                                                                      =========

            Unaudited Condensed Consolidated Statement of Operations
                       of New Millennium Multimedia, Inc.
                     for the Six Months Ended June 30, 1999

                                                                      Unaudited
                                                                     For the Six
                                                                       Months
                                                                        Ended
                                                                       June 30,
                                                                        1999
                                                                      ---------

Revenues                                                              $ 192,917
Cost of revenues                                                         46,948
                                                                      ---------
  Gross profit                                                          145,969
                                                                      ---------

Operating expenses
  Selling and marketing                                                  12,798
  General and administrative                                            359,306
  Depreciation and amortization expense                                  22,517
                                                                      ---------
                                                                        394,621
                                                                      ---------

Loss from operations                                                   (248,652)

Other income (expense)
Interest income                                                             341
Interest expense                                                         (3,751)
                                                                      ---------
                                                                         (3,410)
                                                                      ---------

Net loss                                                              $(252,062)
                                                                      =========

             Unaudited Condensed Consolidated Statements of Cash Flows
                       Of New Millennium Multimedia, Inc.
                     for the Six Months Ended June 30, 1999

                                                                      Unaudited
                                                                     For the Six
                                                                       Months
                                                                        Ended
                                                                       June 30,
                                                                        1999
                                                                     -----------
Cash flows from operating activities
Net loss                                                             $(252,062)
Adjustments to reconcile net loss
  to net cash used by operating activities:
    Depreciation and amortization                                       22,517
    Stock issued as compensation                                       174,375
    Changes in assets and liabilities                                       --
      Advances to stockholder                                              820
      Prepaid expense                                                   (1,650)
      Other non-current assets                                         (17,394)
      Escrow deposit                                                   (38,000)
      Accounts payable and accrued expenses                             96,408
      Deferred revenues                                                  2,847
      Advances from stockholder                                          1,699
                                                                      --------
      Total adjustments                                                241,622
                                                                      --------
        Net cash provided by operating activities                      (10,440)
                                                                      --------

Cash flows from investing activities
  Acquisition of business unit                                        (359,314)
  Acquisition of property and equipment                                (13,126)
                                                                      --------
        Net cash used by investing activities                         (372,440)

Cash flows form financing activities
  Proceeds from issuance of common stock                                31,000
  Long-term debt                                                       450,000
                                                                      --------
        Net cash provided by financing activities                      481,000
                                                                      --------

Net increase in cash                                                    98,120

Cash balance at the beginning of period                                  3,719
                                                                      --------

Cash balance at the end of period                                      101,839
                                                                      ========

  Supplemental activities of non-cash Transactions
  Acquisition of business unit
    Goodwill                                                           532,984

    Assets acquired                                                    115,561
    Liabilities assumed                                               (245,210)
    Stock issued                                                       (44,021)
                                                                      --------
                                                                       359,314
                                                                      ========

              Unaudited Consolidated Statement of Stockholders' Equity
                       of New Millennium Multimedia, Inc.
                     for the Six Months Ended June 30, 1999

                                       Common Stock
                                    --------------------
                                    No. of                    Accumulated
                                    Shares       Amount         Deficit          Total
                                    -------    ---------       ---------       ---------
Balance at January 1, 1999           32,500    $  32,500       $ (20,741)      $  11,759

Stock issued as compensation        387,500      387,500        (213,125)        174,375

Acquisition of Avana
  Communications Corporations        97,824       97,824         (53,803)         44,021

Issuance of Common stock             31,000       31,000              --          31,000

Net loss                                 --           --        (252,062)       (252,062)
                                    -------    ---------       ---------       ---------

                                    548,824      548,824        (539,731)          9,093
                                    =======    =========       =========       =========

                  New Millennium Multimedia Inc. and Subsidiary
                 Notes to the Consolidated Financial Statements
                                   (Unaudited)
                     For the Six Months Ended June 30, 1999

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Description of the Company and Basis of Presentation:

      New Millennium Multimedia, Inc. ("NMM") is an Integrated Communications Provider offering telecommunication and Internet services (ISP) to business and residential customers. Telecommunication services currently offered are local and long distance, frame relay, ATM, data private lines and calling cards.

      The ISP operation focuses on serving individuals and small business. The Company's service offerings include dial-up Internet access and business services which are offered in various price and usage plans designed to meet the need of our subscribers. Business services include web hosting, which entails maintaining a customer's web site; high speed, dedicated Internet access; web page design; domain name registration and customer web server co-location.

      Principles of consolidation and basis of financial reporting:

      The consolidated financial statements include the accounts of NMM and its wholly owned subsidiary, Avana Communications Corporations ("Avana"), (collectively the "Company"). All significant intercompany accounts and transactions have been eliminated.

      In the opinion of the management, the accompanying financial statements reflect all adjustments, consisting of normal, recurring adjustments, necessary for a fair presentation of results of operations, financial position, and cash flows. The results of operation of the interim periods are not necessarily indicative of the results of operations, which might be expected for the entire year. The condensed consolidated financial statements should be read in conjunction with the Grace Development, Inc.'s ("Grace") interim financial statements filed on Form 10-QSB, which was filed on November 24, 1999.

      Cash and Cash Equivalents:

      Cash and cash equivalents consist of cash and other highly liquid debt instruments with an original maturity of three months or less.

      Property and Equipment:

      Property and equipment is carried at cost. Depreciation is computed using the straight-line method based on estimated useful lives of the assets, generally three to ten years. For income tax purposes, depreciation is calculated using accelerated methods.

      Intangible assets:

      The Company amortizes goodwill on a straight-line basis over a period of five years.

      Revenue Recognition:

      The Company recognizes revenues as they are earned. Some customers pay an annual fee for Internet services and the revenues are recognized on a straight-line basis over the service period. Deferred revenue represents the portion of unearned Internet service fees.

      Income Taxes:

      Income taxes are based on the loss for financial reporting purposes and reflect a current liability [asset] for the estimated taxes payable [recoverable] in the current year tax return and changes in deferred taxes. Deferred tax liabilities and assets are recognized for the estimated tax effects of temporary differences between financial reporting and taxable income [loss] for the loss carryforwards based on enacted tax laws and rates. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized.

      Use of Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets, liabilities, and disclosures including the allowance for doubtful accounts, useful lives and recoverability of long-term assets. Actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

      Advertising:

      The Company expenses advertising as incurred. The advertising costs for the six months ended June 30, 1999 were approximately $12,800.

      2.    ACQUSITIONS:

      On May 5, 1999, NMM completed its acquisition of Avana. The acquisition was accounted for as a purchase pursuant to Accounting Principles Board Statement No. 16, "Business Combinations" ("APB 16") and the result of Avana's operations were included in the Company's 1999 consolidated statements of operation from the date of acquisition. Total consideration included the issuance of 97,824 shares of NMM stock, and cash of $364,000. As a result of the acquisition, the Company recorded goodwill of approximately $533,000, which is being amortized, on a straight-line basis over five years.

      Additionally NMM agreed to pay contingent consideration of up to $100,000 based upon the company maintaining a certain percentage of the acquired customer base. The Company will record a liability when the contingency is resolved and consideration is issued or becomes issuable.

      Pro forma Financial Statements:

                     For the Six Months Ended June 30, 1999
                    ----------------------------------------
                    As Reported    Adjustments     Pro Forma
                    -----------    -----------     ---------

      Revenues        192,917        313,908        506,825
      Net  loss      (252,062)       (77,781)      (329,843)


      3.    COMMITMENTS AND CONTINGENCIES:

      Concentrations of Credit Risk:

      The Companies do not have a secured interest in their accounts receivable; however, they do have legal recourse for defaulted amounts.

      Operating Leases:

      The Company leases office space and equipment under several operating lease agreements. Rent expense for the office space and equipment totaled approximately $22,536 for the six months ended June 30, 1999.

      At June 30 1999, future minimum lease payments under non-cancelable leases having remaining terms in excess of one year are as follows:

                  December 31,          Amount
                  ------------         -------

                  1999                 $67,604
                  2000                 $26,946
                                       -------
                                       $94,550
                                       =======

      Obligations Under Capital Lease:

      The Company leases equipment under capital lease obligations. The equipment is included in the property and equipment section of the balance sheet. Amortization was $0 six months ended June 30, 1999. The capitalized cost and accumulated amortization at June 30, 1999 were as follows:

            Total Equipment                                      $ 148,898
            Accumulated amortization                             $     -0-
                                                                 ---------
            Book Value                                           $ 148,898
                                                                 =========

      The future minimum lease payments under the capital leases at June 30, 1999:

            6/30/2000                                            $ 59,741
            6/30/2001                                            $ 66,604
            6/30/2002                                            $ 65,540
            6/30/2003                                            $  7,132
                                                                 --------
                                                                 $199,017
         Less amount representing interest                       $(50,118)
                                                                 $148,899
         Less current portion                                    $(16,756)
                                                                 --------
                                                                 $132,143
                                                                 ========

Note Payable:

      On April 26, 1999, the company signed a $600,000 promissory note with Lucent Technologies, Inc. ("Lucent"). Lucent advanced the Company $450,000 and made available an additional $150,000 based on the Company's customer list. The balance of the note on June 30, 1999 was $450,000. The note bore interest at a rate of 10% per annum, payable monthly. The note was secured by fixed assets of the Company. The Company repaid the note in total on September 29, 1999.

      4.    INCOME TAXES:

      The sources of temporary differences and their effect on the net deferred taxes are as follows:

            Deferred tax asset resulting from
              Net operating loss carryforwards                   $ 156,000
              Cash basis of accounting                           $  62,000
            Less valuation allowances                            $(218,000)
                                                                 ---------
                                                                 $     -0-
                                                                 =========

      The valuation allowance fully reserves the net deferred tax asset that arose from the tax loss carryforwards generated.

      At June 30, 1999, the Company had available for carryforward a net operating loss of approximately $625,000 that will be offset against future taxable income. The losses are limited to a fifteen-year carryforward, with losses from 1998 beginning to expire in the year 2013.

5.    STOCK COMPENSATION:

      On April 30, 1999 NMM issued 387,500 shares of NMM common stock in consideration for services rendered. The shares were valued at $174,375 based on an independent appraisal and a non-cash expense was recorded to the statement of operations.

6.    STOCK WARRANTS:

      On April 26, 1999, NMM entered into several capital lease agreements
      [note 3] and a secured note payable agreement [note 3] with Lucent Technologies, Inc. As part of these financing agreements, NMM issued a detachable warrant to purchase a maximum of 200,000 shares of NMM stock at a price of $3 per share. In September 1999, Lucent exercised the warrant and purchased 49,000 shares of NMM stock for $147,000. The warrants were valued at $0 based on the following assumptions:

                  Risk free interest rate                        5.5%
                  Life                                           7 years
                  FMV of stock on date of grant                  $.45 per share
                  Volatility                                     Not applicable

      On September 27, 1999, the company paid Lucent $395,620 to cancel all outstanding warrants.

7.    EARNINGS PER SHARE

The weighted average common shares outstanding are assuming the conversion of the NMM shares of common stock to Grace common stock as a result of the subsequent merger [see note 8]. The NMM shares of common stock were exchanged for Grace common stock at a rate of 66.3013:1.

8.    SUBSEQUENT EVENTS:

      Merger and Reorganization:

      On September 28, 1999 the Company merged with Grace. The shareholders of NMM exchanged 100% of the outstanding stock of NMM in exchange for shares of Grace Stock. Each share of NMM stock was exchanged for 66.3013 shares of Grace stock and a total of 66,246,933 shares of Grace stock were issued to NMM stockholders. The merger is intended to qualify as a tax-deferred reorganization under Section 368(a) of the Internal Revenue Code.

      The acquisition set out in the preceding paragraph was accounted for as the reverse acquisition of Grace by an "accounting entity" consisting of NMM and Avana, because following the transaction, the former shareholders of NMM are in control of the Company. Accordingly, the financial statements of the Company are the financial statements of the "accounting entity" adjusted for the assumed acquisition of the net assets of Grace in exchange for the issuance of Grace common stock outstanding before the transaction. The net assets of the Company are accounted for at their historical cost.

      In accordance with purchase accounting principles under APB 16, the Company accounted for the net assets of Grace, acquired at the fair value of such net assets as of September 28, 1999. No goodwill was recorded as a result of this transaction.

      Grace is a Public company and is listed on the OTC BB under the symbol
      GCDV.

      Additional debt:

      Subsequent to June 30, 1999, the Company signed a line of credit with the Bank of Tennessee to provide working capital of up to $650,000. The interest rate is 7.25% per annum payable monthly. The line of credit is secured by a CD that was acquired subsequent to June 30, 1999. The note matures on August 4, 2000.

      Subsequent to June 30, 1999, the Company signed a line of credit with Regions Bank to provide working capital of up to $2,000,000. The interest rate is 5.998% per annum payable monthly. A CD that was acquired subsequent to June 30, 1999 secures the line of credit. The note matures on September 24, 2000.

      Subsequent to June 30, 1999, the Company leased additional equipment of approximately $7,000,000 from Lucent Technologies, Inc. The leases were recorded as capital leases.

      Private Placements:

      Subsequent to June 30, 1999, the Company effected a private placement of shares of common stock. The shares were sold at $3.20 per share. For every three shares of NMM stock sold, warrants were issued to the purchaser, which gives the purchaser the right to purchase two shares of Grace common stock at $4.50 per share. In aggregate, 251,000 shares of NMM common stock and 167,292 warrants for Grace common stock were issued for net proceeds of $777,600. All warrants expire July 29, 2001. The shares of NMM common stock a were converted to Grace stock and warrants at a ratio of 66.3013:1.

      Subsequent to June 30 1999, the Company effected a private placement of shares of common stock. The shares were sold at $23.34 per share. In aggregate, 150,356 shares of NMM common stock were issued for net proceeds of $3,459,318. The shares were converted to Grace stock at a ratio of 66.3013:1.

                                                                    Item 7(a)(2)

                     INDEX TO UNAUDITED FINANCIAL STATEMENTS
                       OF AVANA COMMUNICATIONS CORPORATION

Unaudited Condensed Balance Sheet
      at May 5, 1999

Unaudited Condensed Statement of Operations and Accumulated Deficit for the Period of January 1, 1999-May 5, 1999

Unaudited Condensed Statements of Cash Flows for the Period of January 1, 1999-May 5, 1999

Notes to Unaudited Financial Statements
      for the Period ended May 5, 1999

                       Unaudited Condensed Balance Sheet
                      of Avana Communications Corporation
                                 at May 5, 1999

                                     ASSETS

                                                                      Unaudited
                                                                        May 5,
                                                                        1999
                                                                      ---------
Current assets
  Cash                                                                $  10,706
  Accounts receivable                                                       200
  Advance to stockholder                                                     --
                                                                      ---------
    Total current assets                                                 10,906

Property and equipment, at cost
  Net of accumulated depreciation
    of $75,833
                                                                        105,181

Other assets
  Deposits                                                                6,945
  Other assets                                                              672
                                                                      ---------
                                                                          7,617
                                                                      ---------

                                                                      $ 123,704
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable and accrued expenses                               $  71,023
  Unearned revenue                                                      177,659
                                                                      ---------
    Total current liabilities                                           248,682

Stockholders' Deficit
  Common stock - no par value:
    Authorized - 100,000 shares
    Issued and outstanding -

      68,173 shares                                                     171,260
  Accumulated Deficit                                                  (296,238)
                                                                      ---------
                                                                       (124,978)
                                                                      ---------

                                                                      $ 123,704
                                                                      =========

       Unaudited Condensed Statement of Operations and Accumulated Deficit
                       of Avana Communications Corporation
                  for the Period of January 1, 1999-May 5, 1999

                                                                     Unaudited
                                                                      For the
                                                                     period of
                                                                     January 1,
                                                                       1999 -
                                                                     May 5, 1999
                                                                     -----------

Revenues                                                              $ 313,908

Cost of Revenues                                                        282,892
                                                                      ---------

Gross Profit                                                             31,016

Operating expenses
  Sales and marketing                                                     3,216
  General and administrative                                             90,314
  Depreciation and amortization expense                                  15,379
                                                                      ---------
    expense                                                             108,909
                                                                      ---------

Loss from operations                                                    (77,893)

Other income
  Interest income                                                            --

Net loss                                                                (77,893)

Accumulated deficit, beginning of period                               (218,345)
                                                                      ---------

Accumulated deficit, end of period                                     (296,238)
                                                                      =========

                  Unaudited Condensed Statements of Cash Flows
                       of Avana Communciations Corporation
                  for the Period of January 1, 1999-May 5, 1999

                                                                     Unaudited
                                                                      For the
                                                                     period of
                                                                     January 1,
                                                                       1999 -
                                                                     May 5, 1999
                                                                     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                             (77,893)
                                                                       -------
    Adjustments to reconcile net
      loss to net cash provided
      by operating activities:
    Depreciation and amortization                                       15,379
    Changes in assets and liabilities
      Accounts Receivable                                                2,800
      Other assets                                                         192
      Accounts payable and accrued expenses                             33,081
      Unearned revenue                                                  24,533
                                                                       -------
      Total adjustments                                                 75,985
                                                                       -------
        Net cash used by operating activities                           (1,908)
                                                                       -------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment                                 (2,295)
                                                                       -------

CASH FLOW FROM FINANCING ACTIVITIES:
  Advance from stockholder                                                 483
  Dividends paid                                                            --
                                                                       -------
        Net cash provided (used) by financing activities                   483

Net decrease in cash                                                    (3,720)

Cash beginning of period                                                14,426
                                                                       -------

Cash end of period                                                      10,706
                                                                       =======

                        Avana Communications Corporation
                        Notes to the Financial Statements
                                   (Unaudited)
                        For the period ended May 5, 1999

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Description of the Company and Basis of Presentation:

      Avana Communications Corporation ("The Company") was incorporated in 1995, in the state of Georgia. The Company provides Internet access, training, web site development and support to individuals and business.

      Basis of financial reporting:

      In the opinion of the management, the accompanying financial statements reflect all adjustments, consisting of normal, recurring adjustments, necessary for a fair presentation of results of operations, financial position, and cash flows. The results of operation of the interim periods are not necessarily indicative of the results of operations, which might be expected for the entire year. The condensed financial statements should be read in conjunction with the Grace Development, Inc.'s ("Grace") interim financial statements filed on Form 10-QSB, which was filed on November 30, 1999.

      Property and Equipment:

      Property and equipment is carried at cost. Depreciation is computed using the straight-line method based on estimated useful lives of the assets, generally three to ten years. For income tax purposes, depreciation is calculated using accelerated methods.

      Revenue Recognition:

      The Company recognizes revenues as they are earned. Some customers pay an annual fee for Internet services and the revenues are recognized on a straight-line basis over the service period. Deferred revenue represents the portion of unearned Internet service fees.

      Income Taxes:

      Income taxes are based on the loss for financial reporting purposes and reflect a current liability [asset] for the estimated taxes payable [recoverable] in the current year tax return and changes in deferred taxes. Deferred tax liabilities and assets are recognized for the estimated tax effects of temporary differences between financial reporting and taxable income [loss] for the loss carryforwards based on enacted tax laws and rates. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized.

      Use of Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets, liabilities, and disclosures including the allowance for doubtful accounts, useful lives and recoverability of long-term assets. Actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

      Advertising:

      The Company expenses advertising as incurred. The advertising costs for the period from January 1, 1999 to May 5, 1999 were approximately $8,000.

2.    COMMITMENTS AND CONTINGENCIES:

      Concentrations of Credit Risk:

      The Companies do not have a secured interest in their accounts receivable; however, they do have legal recourse for defaulted amounts.

      Operating Leases:

      The Company leases office space and equipment under several operating lease agreements.

      Rent expense for the office space and equipment totaled approximately $ 62,000 for the period from January 1, 1999 to May 5, 1999.

3.    INCOME TAXES:

      The sources of temporary differences and their effect on the net deferred taxes are as follows:

            Deferred tax asset resulting from
              Net operating loss carryforwards                   $  60,000
              Cash basis of accounting                           $  66,000
            Less valuation allowances                            $(126,000)
                                                                 ---------
                                                                 $     -0-
                                                                 =========

      The valuation allowance fully reserves the net deferred tax asset that arose from the tax loss carryforwards generated.

      At June 30, 1999, the Company had available for carryforward a net operating loss of approximately $160,000 that will be offset against future taxable income. The losses are limited to a fifteen-year carryforward, with losses from 1995 beginning to expire in the year 2010.

4.    SUBSEQUENT EVENTS:

      On May 5, 1999 the stockholders of the Company sold all of the issued and outstanding shares of stock in the Company to an independent third party.